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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported): July 1, 2001

                            ------------------------
                          CAPTEC NET LEASE REALTY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

          DELAWARE                        1045281                 38-3368333
(State of Other Jurisdiction       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                           24 FRANK LLOYD WRIGHT DRIVE
                            ANN ARBOR, MICHIGAN 48106
                                 (734) 994-5505
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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ITEM 5.   OTHER EVENTS.

          On July 1, 2001, Captec Net Lease Realty, Inc., a Delaware corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Commercial Net Lease Realty, Inc., a Maryland corporation ("CNL"). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, the Company will merge with and into CNL (the "Merger"), and the separate corporate existence of the Company will terminate.

          In consideration of the Merger, holders of the Company's common stock will receive 0.4575 shares of CNL common stock, 0.21034679 shares of CNL 9% Class A non-voting preferred stock and $1.27 in cash for each share of the Company's common stock. Cash will be paid in lieu of the issuance of fractional shares. The Merger is subject to customary closing conditions, including the approval of the Merger by the Company's stockholders.

          The Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text.


ITEM 7.   EXHIBITS.

EXHIBIT NO.              Description
-----------------        --------------

       99.1 Agreement and Plan of Merger, dated as of July 1, 2001, between Commercial Net Lease Realty, Inc. and Captec Net Lease Realty, Inc. (without exhibits)

          This Form 8-K contains certain "forward-looking statements" which represent the Company's expectations or beliefs, including, but not limited to, statements concerning industry performance and the Company's operations, performance, financial condition, plans, growth and strategies. Any statements contained in this Form 8-K which are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "anticipate," "intent," "could," "estimate" or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Company's control, and actual results may differ materially depending on a variety of important factors, many of which are beyond the control of the Company.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2001

                           /s/ Patrick L. Beach
                           ------------------------------
                           Captec Net Lease Realty, Inc.
                           Patrick L. Beach
                           President and Chief Executive Officer